Exhibit 10.2

Execution Version

FORM OF BORROWER ASSUMPTION AGREEMENT

BORROWER ASSUMPTION AGREEMENT dated as of June 1, 2010 among THE HILLMAN COMPANIES, INC., THE HILLMAN GROUP, INC. and BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent.

RECITALS

WHEREAS, OHCP HM Merger Sub, a Delaware corporation (“Merger Sub”), entered into a Credit Agreement dated as of May 28, 2010 (as amended, restated, modified or supplemented, from time to time, the “Credit Agreement”) among Merger Sub, OHCP HM Acquisition Corp., The Hillman Companies, Inc. (“HCI”), Hillman Investment Company, The Hillman Group, Inc. (“HGI”), the banks and other lending institutions from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and the other parties thereto. Capitalized terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

WHEREAS, HGI wishes to become a co-borrower and obligor under the Credit Agreement; and

WHEREAS, to induce the Lenders to make extensions of credit to HGI under the Credit Agreement and the other Finance Documents and to maintain extensions of credit to HCI (as successor to Merger Sub) under the Credit Agreement and the other Finance Documents and to induce the Derivatives Creditors to enter into or maintain the Derivatives Agreements, and as consideration for extensions of credit previously made to, and/or Derivatives Agreements previously entered into with, HCI and HGI, as applicable, HGI has agreed to execute and deliver this Borrower Assumption Agreement (as the same may be amended, supplemented or modified from time to time, this “Agreement”) in order to evidence its agreement to become a “Borrower” under the Credit Agreement.

NOW THEREFORE, in consideration of the premises and the agreements and provisions herein contained, the parties hereto agree as follows:

Section I.    Joint and Several Liability.    In accordance with Section 10.23 of the Credit Agreement, from and after the delivery of this Agreement, HGI will become a Borrower under the Credit Agreement. Each Borrower hereby agrees that it is fully and unconditionally, and jointly and severally liable, under this Agreement, the Credit Agreement and the Finance Documents to which it is a party for all Finance Obligations, regardless of the manner or amount in which proceeds of any Loans are used, allocated, shared or disbursed by or between the Borrowers or the manner in which the Administrative Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower shall be fully liable with respect to the Finance Obligations regardless of which Borrower actually receives Loans or other extensions of credit under the Credit Agreement or the amount of such Loans and extensions of credit received or the manner in which the Administrative Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower acknowledges and expressly agrees with the Administrative Agent and each Lender that the joint and several liability of each Borrower is required as a condition to, and is given as an inducement for and in consideration of, credit or accommodations extended or to be extended under the Finance Documents and Derivatives Agreements with Derivatives Creditors to the other Borrower and is not required or given as a condition of extensions of credit to such Borrower. Each Borrower’s Finance Obligations under this Agreement, the Credit Agreement and the Finance Documents to which it is a party shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Finance Obligations of the other Borrower or of any promissory note or other document evidencing all or any part of the Finance Obligations of the other Borrower, (ii) the absence of any attempt to collect the Finance Obligations from the other Borrower or any other security therefore, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent and/or any Lender with respect to any provision of any instrument evidencing the Finance Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to the Administrative Agent and/or any Lender, (iv) the failure by the Administrative Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Finance Obligations of the other Borrower, (v) the Administrative Agent’s and/or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the other Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Administrative Agent’s and/or any Lender’s claim(s) for the repayment of the Finance Obligations of the other Borrower under Section 502 of the Bankruptcy Code or (viii) any other circumstance that might constitute a legal or equitable discharge or defense of a guarantor or of the other Borrower. As between HCI and HGI, but subject to the first sentence of this Section I, HGI shall be deemed to be the primary obligor under the Credit Agreement.

Section II.    Collection; No Subrogation.    The Administrative Agent may proceed directly and at once, without notice, against either Borrower to collect and recover the full amount, or any portion, of the Finance Obligations, without first proceeding against the other Borrower or any other Person, or against any security or Collateral for the Finance Obligations. Each Borrower consents and agrees that the Administrative Agent shall be under no obligation to marshal any assets in favor of either Borrower or against or in payment of any or all of the Finance Obligations. A Borrower making a payment due under any or all of the Finance Obligations shall not have any right of subrogation against the other Borrower. HGI shall not have any right of contribution against HCI with respect to any payment that it makes under any or all of the Finance Obligations.

Section III.    Treatment as Assumption.    The parties hereto shall treat the transaction effected through this Agreement as an assumption of the Finance Obligations by HGI.

Section IV.    Representations and Warranties.    HGI hereby represents and warrants that: A. This Agreement has been duly authorized, executed and delivered by HGI, and each of this Agreement and the Credit Agreement, as acceded to hereby by HGI, constitutes a valid and binding agreement of HGI, enforceable against HGI in accordance with its terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

B.    Each of the representations and warranties contained in the Credit Agreement and each of the other Finance Documents is true and correct in all material respects as of the date hereof except that such materiality qualifier shall not be applicable to any representation or warranty in the Finance Documents that is already qualified by materiality and except to the extent such representations and warranties expressly relate to an earlier date with the same effect as though such representations and warranties had been made on and as of the date hereof after giving effect to the accession of HGI as a “Borrower” under the Credit Agreement.

Section V.    Effectiveness.    This Agreement and the accession of HGI to the Credit Agreement as provided herein shall become effective with respect to HGI when the Administrative Agent shall have received a counterpart of this Agreement duly executed by HGI and HCI.

Section VI.    Integration; Confirmation.    On and after the date hereof, the Credit Agreement shall be supplemented as expressly set forth herein; all other terms and provisions of the Credit Agreement and the other Finance Documents shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

Section VII.    Expenses.    HGI agrees to pay (i) all out-of-pocket expenses of the Agents, including reasonable fees and disbursements of special and local counsel for the Agents, in connection with the preparation, execution and delivery of this Agreement and any document or agreement contemplated hereby and (ii) all taxes which the Collateral Agent or any Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes).

Section VIII.    Governing Law.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section IX.    Counterparts.    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on HGI, the Agents and the Finance Parties. The Administrative Agent may also require that this Agreement be confirmed by a manually signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE HILLMAN COMPANIES, INC.

By:	/s/ James P. Waters
Name: James P. Waters
Title: Chief Financial Officer

THE HILLMAN GROUP, INC.

By:	/s/ James P. Waters
Name: James P. Waters
Title: Chief Financial Officer

[Signature Page to Borrower Assumption Agreement]

BARCLAYS BANK PLC, as
Administrative Agent and Collateral Agent

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Borrower Assumption Agreement]